SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   December 26, 2007

La Solucion, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware		20-3079717
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

7425 Brighton Village Drive
Chapel Hill, NC 27515
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(919) 538-2305
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 26, 2007, La Solucion, Inc., a Delaware corporation, (the “Company”) entered into a confidential letter of intent (the “Letter of Intent”) with Epitome Systems, Inc. (“ESI”).  Pursuant to the terms of the Letter of Intent, ESI and the Company have agreed to various binding and non-binding provisions and will enter good faith negotiations in furtherance of entry into a definitive merger agreement whereby ESI will merge with a wholly-owned and newly-formed subsidiary of the Company on or before January 21, 2008 (the”Merger”).

Item 3.02.  Unregistered Sales of Equity Securities

On December 20, 2007, we received an aggregate of $2,600,000 in cash and executed subscription agreements from 3 persons relating to the purchase of an aggregate of 5,200,000 shares of common stock at a per share purchase price of $0.50 per share.  The form of the subscription agreement is attached hereto as Exhibit 10.2.

The shares were offered and issued pursuant to Regulation S promulgated by the Securities and Exchange Commission.  The Registrant did not make any offers in the United States, each of the purchasers were outside the United States and there were no selling efforts in the United States.

Rig Fund II A, Ltd., a company organized in the British Virgin Islands, purchased 3,000,000 shares of common stock in the offering.

E&P Fund, Ltd, a Cayman Islands company, purchased 2,000,000 shares of common stock in the offering.

Guy-Philippe Bertin, an individual residing in Paris, France, purchased 200,000 shares of common stock in the offering.

Of the gross proceeds received by the Company, $500,000 was paid to ESI as an earnest money deposit in accordance with the terms of the Letter of Intent.  As previously disclosed in Item 1.01, the Company entered into a Letter of Intent with ESI, which provides, among other things, for the possible merger between ESI and a wholly-owned subsidiary of the Company.  The disbursement made on December 26, 2007 to ESI of $500,000 was a condition of the Letter of Intent.  If the Letter of Intent is terminated prior to the closing of the contemplated transaction, said amount will be repaid to the Company.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)          Financial Statements of Businesses Acquired.
                       None; not applicable.

        (b)          Pro Forma Financial Information.
                       None; not applicable.

        (c)           Exhibits.

10.1	Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

             La Solucion, Inc.

             By:  /s/ Raymond Tejeda-Acevedo
Raymond Tejeda-Acevedo
President and Chief Executive Officer

Dated: December 28, 2007